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                                                                  EXHIBIT 4.1



                          ELDORADO BANCSHARES, INC.

   NUMBER                                                             SHARES

ELB

COMMON STOCK                                                       COMMON STOCK


INCORPORATED UNDER THE LAWS                     SEE REVERSE FOR STATEMENTS
 OF THE STATE OF DELAWARE                     RELATING TO RIGHTS, PREFERENCES,
                                            PRIVILEGES AND RESTRICTIONS, IF ANY

                                            CUSIP 28467W 10 6

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ


This certifies that:


                      SPECIMEN


is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF


                         ELDORADO BANCSHARES, INC.


transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:

                             ELDORADO BANCSHARES, INC.
                                 INCORPORATED
                                 MAY 10, 1955
                                   DELAWARE


                                    [SEAL]


--------------------------                        --------------------------
        SECRETARY                                          PRESIDENT


                             AUTHORIZED SIGNATURE

    COUNTERSIGNED AND REGISTERED:
         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                 TRANSFER AGENT AND REGISTRAR


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    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

    Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GIFT MIN ACT -- ...........Custodian..............
                       (Cust)                (Minor)
                     under Uniform Gifts to Minors Act
                     ..................................
                                 (State)

UNIF TRF MIN ACT -- .......Custodian (until age........)
                       (Cust)
                    ............under Uniform Transfers
                       (Minor)
                    to Minors Act......................
                                      (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   ----------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                            X -------------------------------------------------

                            X -------------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


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By
  ----------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
  IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM);
  PURSUANT TO S.E.C. RULE 17Ad-15.